AMERICAN MORTGAGE ACCEPTANCE COMPANY
                   PROVIDES UPDATE ON MARKET CONDITION IMPACT

NEW YORK, NY - DECEMBER 7, 2007 - American Mortgage Acceptance Company ("AMAC" or the "Company") (AMEX: AMC) today provided an update on the impact of current market conditions on the Company.

As discussed on the Company's third quarter earnings call, recent market conditions have led to a reduction of liquidity across the credit spectrum of mortgage products. As a result of widening credit spreads on certain of AMAC's assets, coupled with a decline in yields on US Treasury securities, AMAC received margin calls on some of the Company's repurchase facilities and interest rate derivative contracts. To meet these margin calls and increase liquidity for future cash needs, AMAC sold the remainder of the Company's Fannie Mae and Ginnie Mae debt securities and two commercial mortgage-backed securities ("CMBS"). In connection with the sale of these assets and based upon their amortized cost at the time of sale, the transactions resulted in $12.5 million of realized losses to the Company, as well as $1.0 million of net realized losses due to the termination of interest rate swap contracts. Due to these realized losses, AMAC's previous adjusted fund from operations ("AFFO") per share guidance of $0.95 - $1.00 for 2007 is no longer a relevant forecast of expected AFFO and is withdrawn.

In the interest of preserving the Company's liquidity, AMAC's Board of Trustees has decided not to declare a dividend payment to the Company's common shareholders for the fourth quarter of 2007. AMAC's Board of Trustees did declare a dividend distribution of $0.453 per share for AMAC's 7.25% Series A Cumulative Convertible Preferred Shares which will be payable on January 15, 2008, to shareholders of record as of December 31, 2007.

"While the credit quality of our portfolio remains stable, severe market volatility continues its negative impact on the value of our assets and our short-term liquidity," said J. Larry Duggins, Chief Executive Officer of AMAC. "We may need to sell additional assets to meet future margin calls and maintain adequate liquidity, which could lead to future losses. Management is exploring all strategic options to protect and maintain the value of our Company."

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ABOUT AMAC
AMAC is a real estate investment trust that specializes in originating and acquiring mortgage loans and other debt instruments secured by multifamily and commercial properties throughout the United States. AMAC invests in mezzanine, construction and first mortgage loans, subordinated interests in first mortgage loans, bridge loans, subordinate commercial mortgage backed securities, and other real estate assets. For more information, please visit our website at http://www.americanmortgageco.com or contact the Investor Relations Department directly at (800) 831-4826.
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CERTAIN  STATEMENTS IN THIS DOCUMENT MAY CONSTITUTE  FORWARD-LOOKING  STATEMENTS
WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND BELIEFS AND ARE SUBJECT TO A NUMBER OF FACTORS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES ARE DETAILED IN AMAC'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND IN ITS OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION AND INCLUDE, AMONG OTHERS, RISKS OF INVESTING IN NON-INVESTMENT GRADE COMMERCIAL REAL ESTATE INVESTMENTS; COMPETITION IN ACQUIRING DESIRABLE INVESTMENTS; INTEREST RATE FLUCTUATIONS; RISKS ASSOCIATED WITH INVESTMENTS IN REAL ESTATE GENERALLY AND THE PROPERTIES WHICH SECURE MANY OF OUR INVESTMENTS; GENERAL ECONOMIC CONDITIONS AND ECONOMIC CONDITIONS IN THE REAL ESTATE MARKETS SPECIFICALLY, PARTICULARLY AS THEY AFFECT THE VALUE OF OUR ASSETS AND THE CREDIT STATUS OF OUR BORROWERS; DEPENDENCE ON OUR ADVISOR FOR ALL SERVICES NECESSARY FOR OUR OPERATIONS; CONFLICTS WHICH MAY ARISE AMONG US AND OTHER ENTITIES AFFILIATED WITH OUR ADVISOR THAT HAVE SIMILAR INVESTMENT POLICIES TO OURS; RISKS ASSOCIATED WITH THE REPURCHASE AGREEMENTS WE UTILIZE TO FINANCE OUR INVESTMENTS AND OUR ABILITY TO RAISE CAPITAL; RISKS ASSOCIATED WITH FAILURE TO QUALIFY AS A REIT; AND RISKS ASSOCIATED WITH OUR
COLLATERALIZED  DEBT  OBLIGATION  ("CDO")  SECURITIZATION  TRANSACTIONS,   WHICH
INCLUDE, BUT ARE NOT LIMITED TO, THE INABILITY TO ACQUIRE ELIGIBLE INVESTMENTS FOR A CDO ISSUANCE; INTEREST RATE FLUCTUATIONS ON VARIABLE-RATE SWAPS ENTERED INTO TO HEDGE FIXED-RATE LOANS; THE INABILITY TO FIND SUITABLE REPLACEMENT INVESTMENTS WITHIN REINVESTMENT PERIODS AND THE NEGATIVE IMPACT ON OUR CASH FLOW THAT MAY RESULT FROM THE USE OF CDO FINANCINGS WITH OVER-COLLATERALIZATION AND INTEREST COVERAGE REQUIREMENTS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE OF THIS DOCUMENT. WE EXPRESSLY DISCLAIM ANY OBLIGATIONS OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT ANY CHANGE IN OUR EXPECTATIONS WITH REGARD THERETO OR CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

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